EXHIBIT 99.1

NEWS RELEASE


FOR IMMEDIATE RELEASE
APRIL 15, 2004
                                                FOR FURTHER INFORMATION CONTACT:
                                                     MICHAEL L. BOWLIN, CHAIRMAN
                                                                  (505) 266-5985
                                                RUDY R. MILLER, CHAIRMAN AND CEO
                                                                THE MILLER GROUP
                                              INVESTOR RELATIONS FOR THE COMPANY
                                                                  (602) 225-0504


                     BOWLIN TRAVEL CENTERS REPORT PROFIT FOR

                       FISCAL YEAR 2004 AND FOURTH QUARTER


ALBUQUERQUE,  NEW MEXICO, April 15, 2004 -- Bowlin Travel Centers, Inc. (OTC-BB:
BWTL.OB) today reported net income of $494,000 or $0.11 per basic and diluted share for fiscal year 2004 compared to net income of $507,000 or $0.11 per basic and diluted share in fiscal year ended 2003. For the fourth quarter period of fiscal year 2004, net income was $82,000 or $0.02 per basic and diluted share compared to $77,000 or $0.02 per basic and diluted share in the prior year.

"We had a solid year of operating performance in fiscal 2004 considering several factors affecting results that were beyond our control. The ongoing interstate construction project negatively impacted sales at one location and the economic uncertainties in the nation resulted in a general decline in highway travel," stated Michael L. Bowlin, chairman, president and chief executive officer. "Offsetting these factors we saw an improvement in our purchasing power through greater volume purchases as well as maintaining mark-ups in merchandise pricing. Our sales incentive programs are also producing the desired results and gross profits were up 2.1% for the year.

                                                                         more...

Bowlin Travel Centers Report Profit for Fiscal Year 2004 and Fourth Quarter April 15, 2004
Page 2


"We have committed approximately $2.5 million for capital improvements for fiscal year 2005 that will be utilized for renovation and upgrading of facilities along with the construction of a new travel center," said Bowlin. "We're investing in the future with a primary interest of increasing shareholder equity and value."

The Company operates travel centers strategically located on major interstate highways that utilize co-branding agreements with national companies. The Company's current operations are located in the Southwestern United States.


   CERTAIN STATEMENTS CONTAINED HEREIN WITH RESPECT TO FACTORS WHICH MAY AFFECT FUTURE EARNINGS, INCLUDING MANAGEMENT'S BELIEFS AND ASSUMPTIONS BASED ON INFORMATION CURRENTLY AVAILABLE, ARE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS THAT ARE NOT HISTORICAL FACTS INVOLVE RISKS AND UNCERTAINTIES, AND RESULTS COULD VARY MATERIALLY FROM THE DESCRIPTIONS CONTAINED HEREIN. FOR MORE DETAILS ON RISK FACTORS, SEE THE COMPANY'S ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            FINANCIAL TABLES FOLLOW:

Bowlin Travel Centers Report Profit for Fiscal Year 2004 and Fourth Quarter April 15, 2004
Page 3


     The following tables outline the company's financial results for fiscal 2004 and fiscal 2003.

                Condensed Balance Sheets and Statements of Income

                                  BALANCE SHEET

(IN THOUSANDS)                                          FISCAL YEAR ENDED
                                                           JANUARY 31,
                                                    -------------------------

                                                      2004             2003
                                                    --------         --------

Cash and cash equivalents                           $  2,240         $  2,416

Other current assets                                   3,891            3,555
                                                    --------         --------

       Total Current Assets                            6,131            5,971

Property and equipment, net                           10,430            9,167

Other assets                                             895            1,245
                                                    --------         --------

       Total Assets                                 $ 17,456         $ 16,383
                                                    ========         ========


Liability and Shareholders' Equity

Current liabilities                                 $  2,340         $  1,933

Long-term debt                                         3,369            3,400

Deferred income taxes                                    793              590
                                                    --------         --------

       Total Liabilities                               6,502            5,923

Shareholders' equity                                  10,954           10,460
                                                    --------         --------

Total Liabilities and Shareholders' Equity          $ 17,456         $ 16,383
                                                    ========         ========



                                                                       more....

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Bowlin Travel Centers Report Profit for Fiscal Year 2004 and Fourth Quarter
April 15, 2004
Page 4



                         CONDENSED STATEMENTS OF INCOME
                         ------------------------------
                 (in thousands, except share and per share data)

                                                 THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                     JANUARY 31,                    JANUARY 31,
                                             --------------------------   ---------------------------

                                                 2004           2003           2004           2003
                                             --------------------------   ---------------------------
Net sales                                    $     4,906    $     5,034    $    21,467    $    22,184

Cost of goods sold                                (2,867)        (3,062)       (13,450)       (14,333)

General and administrative expenses               (1,742)        (1,662)        (6,573)        (6,330)

Depreciation and amortization                       (170)          (179)          (685)          (735)
                                             -----------    -----------    -----------    -----------

Income from operations                               127            131            759            786

Interest expense                                     (44)           (49)          (185)          (219)

Other non-operating income, net                       54             44            235            238
                                             -----------    -----------    -----------    -----------

Income before income taxes                           137            126            809            805


Income tax expense                                    55             49            315            298
                                             -----------    -----------    -----------    -----------

Net income                                   $        82    $        77    $       494    $       507
                                             ===========    ===========    ===========    ===========

Earnings per share:

Basic and diluted                            $      0.02    $      0.02    $      0.11    $      0.11
                                             ===========    ===========    ===========    ===========


Weighted average common shares outstanding     4,583,348      4,583,348      4,583,348      4,583,348
                                             ===========    ===========    ===========    ===========



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